Exhibit 99.1

IAC/InterActiveCorp

Thomas J. McInerney

Executive Vice President & CFO

Deutsche Bank Media Conference

June 8, 2005

Overview

IAC’s strategy is to create, acquire and build businesses with leading positions in interactive markets.

Retailing	[HSN.com, America’s Store, Cornerstone Brands and HSE 24 logos]	59 million units sold

Services	[Ticketmaster, RealEstate.com, LendingTree, PRC and ServiceMagic logos]	105 million units sold

Membership & Subscriptions	[Match.com, Interval International and Entertainment Publications logos]	11 million members

Media & Advertising	[AskJeeves, Citysearch and Evite logos]	52 million unique users

IAC’s operations encompass multiple brands in broad segments where interactivity is fostering change and creating opportunity.

IAC/InterActiveCorp Prepared June 7, 2005

Retailing units: HSN worldwide ‘04 + Cornerstone fiscal YE 1/31/05. Services units: tickets ‘04 + LendingTree transactions ‘04. Members: Match paid subscribers @ 12/31 + Interval members @ 12/31 + est. EPI books sold ‘04. Media users: Ask Jeeves, Citysearch and Evite unique users – undupe (source: comScore).

New IAC

$ in millions

[Bar graph showing New IAC revenues for 2003 ($3,832), 2004 ($4,206), Q1 04 ($1,023) and Q1 05 ($1,165) and related year-over-year (+10%) and quarter-over-quarter changes (+14%)]	[Bar graph showing New IAC Operating Income Before Amoritzation for 2003 ($375), 2004 ($437), Q1 04 ($93) and Q1 05 ($118) and related year-over-year (+17%) and quarter-over-quarter changes (+27%)]

Not pro forma for Ask Jeeves (deal pending) and Cornerstone (acquired 4/1/05).

IAC/InterActiveCorp Prepared June 7, 2005

Unique Advantages

Advantage	Specifics	Example

Experience & Long Term Philosophy	• Strategic focus • Competitive differentiation	[Citysearch logo]

Strong Brands	• Leading franchise names • Proven track record	[LendingTree logo]

Great Consumer Experiences	• Outstanding websites • Excellent customer service	[HSN.com logo]

Innovative Products & Services	• New ideas for same infrastructure • Shared technology & knowledge	[Entertainment publications logo]

Strategic Acqusitions	• Strengthen market position • Financially attractive	[Ticketmaster logo]

IAC/InterActiveCorp Prepared June 7, 2005

Growth Opportunities

Retailing	[HSN.com, America’s Store, Cornerstone Brands and HSE 24 logos]	• Execute multi-channel strategies • Invest in new technologies

Services	[Ticketmaster, RealEstate.com, LendingTree, PRC and ServiceMagic logos]	• Aggregate demand and supply • Offer value-added services

Membership & Subscriptions	[Match.com, Interval International and Entertaiment Publications logos]	• Cultivate loyalty & deliver value • Cross-sell to member base

Media & Advertising	[AskJeeves, Citysearch and Evite logos]	• Gain share; best local experience • Develop transactional search

IAC/InterActiveCorp Prepared June 7, 2005

Retailing: Interactive—U.S.	[HSN.com Logo]
$ in billions for 2004

Television $7 Billion 6-10% growth	Internet $79 Billion 25-30% growth

[Pie chart showing the respective shares of the $7 billion market of the following retailers: QVC ($4.0 billion), HSN ($1.9 billion), ShopNBC ($0.7 billion), Shop-At-Home ($0.3 billion) and Other ($0.3 billion)]

[Pie chart showing the respective shares of the $79 billion market of the following retailers: Other ($32.4 billion), Store chains ($16.5 billion), Pure Internet ($10.9 billion), Manufacturers ($9.1 billion), Catalog ($5.6 billion), Other TV.com ($0.9 billion) and HSN brands ($0.5 billion)]

HSN Share 27%	HSN Share 0.7%

IAC/InterActiveCorp Prepared June 7, 2005	TV data is estimated per SEC filings. Internet market size is per Forrester (8/04); “channel” sizes estimated by management based on 2003 data per The Internet Retailer.

Retailing: Cross-Channel Strategies

TV Only Customers	Multi Channel Customers	Web Only Customers
~$300/yr à	~$900/yr	ß ~$190/yr
• Cross promotion to web • Increase non-linear spending • Higher product velocity • Verbal, pictorial and graphic tools		• Previews • Recaps/show reviews • Tune in messaging on site and through e-mail

IAC/InterActiveCorp Prepared June 7, 2005

Services: Mortgage Opportunity	[LendingTree Logo]

[Pie chart showing the respective shares of ~50,000 institutions (and certain subgroups thereof) in the $2.6 trillion (2004) fragmented origination market: LendingTree ($21.2 billion), Top 15 Retail Producers ($901 billion (31%)), 10,000 Small/Medium Lenders ($281 billion (10%)) and 40,000 Mortgage Brokers/Correspondents ($1,670 billion (59%))]

[Line graph showing the approximate growth in LendingTree’s percentage share of the fragmented origination market from 1999 to 2004 (disclosing an approximate 0.8% share in 2004)]

IAC/InterActiveCorp Prepared June 7, 2005	Source: Inside Mortgage Finance (February 18, 2005), MBAA (June 6, 2005)

Services: Lending Value Chain	[LendingTree Logo]

Substantially higher revenue and earnings by taking on a few additional steps in process.

Lender Network
	LendingTree				LTSS	Wholesale Lender
Exchange	Lead Generation	Sales/Lock	Application	Processing /Underwriting	Funding/Closing/ Escrow	Servicing

	LendingTree				LTSS	Wholesale Lender
w/LT Loans	Lead Generation	Sales/Lock	Application	Processing /Underwriting	Funding/Closing/ Escrow	Servicing

IAC/InterActiveCorp Prepared June 7, 2005

Services: Real Estate Differentiation	[RealEstate.com Logo]

“Inventing a Better Way” – Creating the premier destination for buying and selling a home.

Home	Buy a Home	Sell a Home	Refinance	Home Equity	About Us	Your Account	1-800- RealEstate

782 Brokers	8,096 Agents	685 Builders	249 Lenders	1.2 million

$1,000 Rebate	Agents Compete	1% Rebate	Banks Compete	live home listings available

Services: appraisal, title, closing, and settlement

IAC/InterActiveCorp Prepared June 7, 2005

Services: “Sell MoreTickets, Better”	[Ticketmaster Logo]
$ in millions

[Bar graph showing ticketing OIBA 2002 ($119), 2003 ($145) and 2004 ($164) and the CAGR of +17% (for the period from 2002 to 2004 )]

Initiative	Q1 04	Q1 05
Ticketmaster Alerts	126 mm	190 mm
ticketFast %	12%	17%
TeamExchange teams	20	28
# auctions	7	172

IAC/InterActiveCorp Prepared June 7, 2005

Membership: Recurring Revenues	[Interval International Logo]

2,000+ Properties ß  à  [Interval International Logo]  ß  à 1.7 million members

[Bar graph showing members (in 000s) in 2003 (1,594), 2004 (1,696) and Q1 05 (1,717)]	[Bar graph showing the percentage of confirmations effected online in 2003 (14.4%), 2004 (18.5%) and Q1 05 (21.0%)]

IAC/InterActiveCorp Prepared June 7, 2005

Media: Ask Jeeves Share U.S.	[Ask Jeeves Logo]
Ask Jeeves acquisition is pending

[Bar graph showing the respective percentage shares of each of Google (35.9% & 36.4%), Yahoo! (30.0% & 30.6%), MSN (15.7% & 16.5%), AOL (13.4% & 8.9%) and Ask Jeeves (1.8% & 5.5%) of the search market as of March 2004 and March 2005, respectively.]

IAC/InterActiveCorp Prepared June 7, 2005	Source: ComScore qSearch, March 2005. 3/04 comScore numbers do not include ISH properties.

Media: Ask Jeeves Integration w/IAC	[Ask Jeeves Logo]
Ask Jeeves acquisition is pending
“First 100 Days” Plan

Goals	Description
1. Increase share	• Add search box to IAC sites
• Sign more distribution partners
2. Create best local search engine	• Integrate local content and merchants
3. Complete Travel deal	• Distribute search on Expedia
• Integrate Expedia content on Ask Jeeves
4. Branding	• Investment in marketing
5. Feature differentiation	• Investment in technology and team
• Refine product roadmap for differentiation

IAC/InterActiveCorp Prepared June 7, 2005

Example: Local Content with Search	[Ask Jeeves Logo]

[Sample Ask Search results, based on a search for “New York restaurants,” which generated rich Citysearch local content (New & Notable, CS Featured, Top Searches and Editors’ Picks) and Ask sponsored and algorithmic search results.]

IAC/InterActiveCorp Prepared June 7, 2005

Example: Transactional Search	[Ask Jeeves Logo]

[Sample Ask Search results, based on a search for “Prince tickets,” which generated Ticketmaster content and transactions (General, link to fan website, buy tickets) and Ask news and sponsored and algorithmic search results.]

IAC/InterActiveCorp Prepared June 7, 2005

Sale of VUE Securities

$ in billions
Cash received	$1.9
56.6mm IAC shares retired @ FMV	1.4
Media credits on NBC-U over 3 yrs	0.1
Total consideration	$3.4
Estimated tax impact	(0.9)
Net value	$2.5

IAC/InterActiveCorp Prepared June 7, 2005

Important  Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to anticipated financial performance, business prospects, new developments, pending transactions and similar matters, and/or statements that use words such as “anticipates,” “estimates,” “expects,” “intends,” “believes” and similar expressions.  These forward-looking statements are necessarily estimates reflecting the best judgment of IAC’s senior management, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  These risks and uncertainties are described in IAC’s and Ask Jeeves’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including their respective Annual Reports on Form 10-K for the fiscal year ended 2004, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Other unknown or unpredictable factors also could have material adverse effects on IAC’s future results, performance or achievements.  In light of these risks and uncertainties, the forward-looking events discussed in this presentation may not occur.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this presentation.

IAC is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this presentation to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Additional Information

In connection with the proposed spin-off, IAC has filed a preliminary proxy statement/prospectus with the SEC. Stockholders of IAC are urged to read the definitive proxy statement/prospectus, when it becomes available, because it will contain important information about IAC, the proposed spin-off transaction and related matters. Investors and security holders can obtain free copies of the definitive proxy statement/prospectus when it becomes available by contacting Investor Relations, IAC/InterActiveCorp, Carnegie Hall Tower, 152 W. 57th Street, 42nd Floor, New York, NY 10019 (Telephone: (212) 314-7400). Investors and security holders can also obtain free copies of the proxy statement/prospectus and other documents filed by IAC and Expedia with the SEC in connection with the proposed spin-off transaction at the SEC’s web site at www.sec.gov.  In addition to the proxy statement, IAC files annual, quarterly and current reports, proxy statements and other information with the SEC, each of which should be available at the SEC’s web site at www.sec.gov. You may also read and copy any reports, statements and other information filed by IAC at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.  IAC and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of IAC’s stockholders to approve the proposed spin-off transaction. Such individuals may have interests in the transaction as described herein, including as a result of current holdings of options or shares of IAC’s stock and future holdings of options or shares of Expedia’s stock, which will be impacted in the transaction. Information regarding IAC and the equity interests of its directors and officers who may be deemed to be participants in the solicitation of proxies is contained in IAC’s preliminary proxy statement/prospectus, filed with the SEC on April 25, 2005.

In connection with its previously announced, pending acquisition of Ask Jeeves, Inc. (“Ask Jeeves”), IAC has filed a registration statement with the SEC that includes a preliminary combined proxy statement/prospectus of Ask Jeeves and IAC and other relevant documents. Ask Jeeves stockholders should read the definitive proxy statement/prospectus and other relevant materials when they become available, because they will contain important information about Ask Jeeves, IAC and the proposed merger.  In addition to the documents described above, Ask Jeeves and IAC file annual, quarterly and current reports, proxy statements and other information with the SEC. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed with the SEC by Ask Jeeves or IAC are available without charge at the SEC’s website at www.sec.gov, or from the companies’ websites, at www.ask.com and www.iac.com, respectively. Ask Jeeves, IAC and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Ask Jeeves stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of Ask Jeeves and a description of certain interests of the directors and executive officers of IAC is set forth in the preliminary combined proxy statement/prospectus, which was filed with the SEC on April 26, 2005. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement/prospectus and other relevant documents to be filed with the SEC in connection with the proposed merger.

IAC/InterActiveCorp Prepared June 7, 2005

IAC/InterActiveCorp